UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 30, 2014
PPG INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-1687	25-0730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania		15272
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(412) 434-3131

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On June 30, 2014, PPG Industries, Inc. (the “Company”) entered into an agreement to acquire Consorcio Comex, S.A. de C.V. in a transaction valued at $2.3 billion (the "Transaction"). On June 30, 2014, the Company made a presentation to industry analysts and investors regarding the Transaction. These presentation slides are attached hereto as Exhibit 99.1 to this report and are incorporated into this Item 7.01 by reference.

Item 8.01.	Other Events.
On June 30, 2014, the Company issued a press release announcing the Transaction. A copy of the Company's press release is filed as Exhibit 99.2 to this report and is incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Slides presented by PPG Industries, Inc. to industry analysts and investors on June 30, 2014.
99.2	Press release of PPG Industries, Inc. dated June 30, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG INDUSTRIES, INC.
(Registrant)

Date: June 30, 2014	By:	/s/ Charles E. Bunch
Charles E. Bunch
Chairman and Chief Executive Officer